Amounts Receivable and Prepaids (Tables)	12 Months Ended
Mar. 31, 2022
Trade and other receivables [Abstract]
Schedule of amounts receivable and prepaids [Table Text Block]
	March 31, 2022	March 31, 2021
Sales tax receivable	$4,516,993	$3,586,643
Prepaid expenses and other receivables	3,021,408	1,922,498
Energy tax receivable	439,926	1,443,004
Receivable on sale of subsidiary*	1,815,964	1,815,964
Total	$9,794,291	$8,768,109
Less: current portion	(7,978,327)	(8,768,109)
Long term portion	$1,815,964	$-

* Receivable is conditional upon ruling by the by the Swedish Tax Authority related to an ongoing value added tax process. If the ruling is favourable then the amounts will be received; otherwise the amounts will not be collectible. Management has assessed the collectability using a probability model under a range of scenarios and this receivable reflects the results of that process.